Exhibit 10b

             Form of Executive Pay Plan Letters



       Form 1 is used in the case of seven executive officers. Form 2 is used in the case of one executive officer. Form 3 is used in the case of one executive officer. Form 4 is used in the case of one executive officer.



    In no case will the maximum bonus amount exceed the amount of the individuals base salary.

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    (Date)                                                 Form 1

    TO:         (Name)

    FROM:       Richard L. Ramsey

    SUBJECT:    Compensation Plan, Fiscal Year 1994

    Your compensation plan for fiscal year 1994, as approved by the Organization and Compensation Committee of the Board of Directors, is outlined below.

    I.    FY 1994 Base Salary

          Your Base Salary for FY94 shall be $_________

    II. Your bonus for FY94 shall be determined by multiplying the percent determined in the following TARGET
          INCENTIVE GOALS times the FACTORS set forth below.

          The bonus amounts payable are subject to limitations set forth in Paragraph III and IV.

          TARGET INCENTIVE GOALS:

          1.    INCOME
          Each percentage point of positive change that the Tandy
          Corporation and subsidiaries income from operations
          (before income taxes) increases from the prior year.

          2.    EARNINGS PER SHARE
          Each percentage point of positive change that the Tandy
          Corporation earnings per share increases from the prior year.

          3.    STOCK PRICE
          a. Each percentage point of positive change that the Tandy Corporation stock price increases, based on the average daily closing price for December 1993 ($47.3) and December 1994.

          b. If the stock performance exceeds the "Peer Group" average and the 5% minimum increase, a bonus will be paid equal to the stock price increase amount. In addition, if Tandy's stock percent increase is in or above the 75th percentile of the "Peer Group", an additional bonus will be paid equal to the stock price increase amount.

               Percentages shall be calculated to two decimal points.

               Your factors to be used for each of the
               calculations above are as follows:

                    1.  Income increase: $_________

                    2.  Earnings per share increase: $___________

                    3.  Stock price increase: $_____________

    III.  Minimum Bonus

          Minimum Threshold Increase Percent for Each Target
          Incentive Goal

                                               Minimum Increase %
               1.  Income                               ___

               2.  Earnings per share                   ___

               3.  Stock price                          ___

          Bonus amounts earned from each of the factors which exceed the minimum increase above will be accumulated.
          No bonus will be paid unless the accumulated bonus exceeds __% of your base salary.

          Bonus will only be paid on each goal which exceeds the Minimum Increase % set forth above.

    IV.   Maximum Bonus

          The bonus paid will be limited to an amount not to exceed $_______

    V. This compensation plan is not an employment contract, but a method of calculating your total earnings. You forfeit your rights to receive a bonus if you resign before the end of the current fiscal year. If you are terminated by the Company, you forfeit your rights to receive a bonus except at the sole discretion of the Company and in such amount as the Company might decide. If you retire at age 55 or over, provided the Company has given its consent to your early retirement, or die before the end of the then current fiscal year, your bonus for the current year-to-date will be calculated to the nearest end of the month preceding or succeeding such event, using the formula above and adjusting for the partial year. The amount will be paid to you or to the legal representative of your estate.

    VI. If at any time during your continued employment, your responsibility, duties or title changes, this plan is subject to revision or termination by the Company at the time of the foregoing change.

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    (Date)                                                 Form 2

    TO:         (Name)

    FROM:       Richard L. Ramsey

    SUBJECT:    Compensation Plan, Fiscal Year 1994

    Your compensation plan for fiscal year 1994 is outlinedbelow.

    I.    FY 1994 Base Salary

          Your Base Salary for FY94 shall be $_________

    II. Your bonus for FY94 shall be determined by multiplying the percent determined in the following TARGET
          INCENTIVE GOALS times the FACTORS set forth below.

          The bonus amounts payable are subject to limitations set forth in Paragraph III and IV.

          TARGET INCENTIVE GOALS:

          1.    INCOME
          Each percentage point of positive change that the Tandy
          Corporation and subsidiaries income from operations
          (before income taxes) increases from the prior year.

          2. Each percentage point of positive change that the Tandy Service's net income (Pre Tandy Admin) increases from the prior year. Tandy Services, for this calculation, will include TE-US, TE Asia, Tandy Services Consolidation (P&L RS3-8200), and Tandy Transportation.

          Your factors to be used for each of the calculations above are as follows:

                1.    Tandy Corporation income increase: $_______

                2.    Tandy Services income increase: $_______

    III.  Minimum Bonus

          Minimum Threshold Increase Percent for Each Target
          Incentive Goal

                                               Minimum Increase %

               1.  Tandy Corporation income
                   increase:                         _______

               2.  Tandy Services income increase:   _______

          Bonus amounts earned from each of the factors which exceed the minimum increase above will be accumulated.
          No bonus will be paid unless the accumulated bonus exceeds __% of your base salary.

          Bonus will only be paid on each goal which exceeds the Minimum Increase % set forth above.

    IV.   Maximum Bonus

          The bonus paid will be limited to an amount not to exceed $_______

    V. This compensation plan is not an employment contract, but a method of calculating your total earnings. You forfeit your rights to receive a bonus if you resign before the end of the current fiscal year. If you are terminated by the Company, you forfeit your rights to receive a bonus except at the sole discretion of the Company and in such amount as the Company might decide. If you retire at age 55 or over, provided the Company has given its consent to your early retirement, or die before the end of the then current fiscal year, your bonus for the current year-to-date will be calculated to the nearest end of the month preceding or succeeding such event, using the formula above and adjusting for the partial year. The amount will be paid to you or to the legal representative of your estate.

    VI. If at any time during your continued employment, your responsibility, duties or title changes, this plan is subject to revision or termination by the Company at the time of the foregoing change.

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    (Date)                                                 Form 3

    TO:         (Name)

    FROM:       Richard L. Ramsey

    SUBJECT:    Compensation Plan, Fiscal Year 1994

    Your compensation plan for fiscal year 1994 is outlined below.

    I.    FY 1994 Base Salary

          Your Base Salary for FY94 shall be $_________

    II. Your bonus for FY94 shall be determined by multiplying the percent determined in the following TARGET
          INCENTIVE GOALS times the FACTORS set forth below.

          The bonus amounts payable are subject to limitations set forth in Paragraph III and IV.

          TARGET INCENTIVE GOALS:

          1.    INCOME
          Each percentage point of positive change that the Radio
          Shack division net income (before income taxes) increases from the prior year.

          2.    SALES
          Each percentage point of positive change that the Radio
          Shack division sales increase from the prior year.

          3.    GROSS PROFIT
          Each percentage point of positive change that the Radio
          Shack division gross profit dollars increase from the prior year.

          Radio Shack results will be adjusted to reflect certain Tandy support operations for 1993 and 1994 and for estimated costs of Tandy Credit promotions for 1993.

          Percentages shall be calculated to two decimal points.

               Your factors to be used for each of the
               calculations above are as follows:

                    1.  Radio Shack income increase: $_______

                    2.  Radio Shack sales increase: $_______

                    3.  Radio Shack gross profit dollars increase: $_______

    III.  Minimum Bonus

          Minimum Threshold Increase Percent for Each Target
          Incentive Goal

                                               Minimum Increase %

               1.    Income                         _______

               2.    Sales                          _______

               3.    Gross Profit                   _______

          Bonus amounts earned from each of the factors which exceed the minimum increase above will be accumulated.
          No bonus will be paid unless the accumulated bonus exceeds __% of your base salary.

          Bonus will only be paid on each goal which exceeds the Minimum Increase % set forth above.

    IV.   Maximum Bonus

          The bonus paid will be limited to an amount not to exceed $_______

    V. This compensation plan is not an employment contract, but a method of calculating your total earnings. You forfeit your rights to receive a bonus if you resign
          before the end of the current fiscal year.   If you are
          terminated by the Company, you forfeit your rights to receive a bonus except at the sole discretion of the Company and in such amount as the Company might decide. If you retire at age 55 or over, provided the Company has given its consent to your early retirement, or die before the end of the then current fiscal year, your bonus for the current year-to-date will be calculated to the nearest end of the month preceding or succeeding such event, using the formula above and adjusting for the partial year. The amount will be paid to you or to the legal representative of your estate.

    VI. If at any time during your continued employment, your responsibility, duties or title changes, this plan is subject to revision or termination by the Company at the time of the foregoing change.

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    (Date)                                                 Form 4

    TO:         (Name)

    FROM:       Richard L. Ramsey

    SUBJECT:    Compensation Plan, Fiscal Year 1994

    Your compensation plan for fiscal year 1994 is outlined below.

    I.    FY 1994 Base Salary

          Your Base Salary for FY94 shall be $_________

    II. Your bonus for FY94 shall be determined in the following TARGET INCENTIVE GOALS set forth below.

          The bonus amounts payable are subject to limitations set forth in Paragraph III and IV.

          TARGET INCENTIVE GOALS:

          Tandy Corporation

          Each percentage point of positive change that the Tandy
          Corporation and subsidiaries Income from operations
          (before income taxes) increases from the prior year, times a factor of $1,315.

          Tandy Credit

          A. Each percentage point of positive change that the Tandy Corporation accounts receivable purchased increases from the prior year level of $605 million, times a factor of $450.

          B. You will receive a $5,220 bonus for each percentage point reduction of gross charge-off dollars (includes regular, bankrupt and fraud, excludes reinstatements) from a $70.2M level.

                EXAMPLE:

                LOSS BASE         70,200
                ACTUAL LOSS       68,300
                                  ______
                DIFF               1,900
                % Reduction               2.7% X $5,220 = $14,094 Bonus

    III.  Minimum Bonus

          Minimum Threshold Increase Percent for Each Target
          Incentive Goal

                                                     Minimum Increase %

               1.  Tandy Corporation Income                _______

               2.  Tandy Credit Receivables, Purchases     _______

               3.  Tandy Credit Gross Charge-Off Dollars   _______ (Decrease%)

          Bonus amounts earned from each of the factors which exceed the minimum increase above will be accumulated.
          No bonus will be paid unless the accumulated bonus exceeds __% of your base salary.

          Bonus will only be paid on each goal which exceeds the Minimum Increase % set forth above.

    IV.   Maximum Bonus

          The bonus paid will be limited to an amount not to exceed $_______

    V. This compensation plan is not an employment contract, but a method of calculating your total earnings. You forfeit your rights to receive a bonus if you resign before the end of the current fiscal year. If you are terminated by the Company, you forfeit your rights to receive a bonus except at the sole discretion of the Company and in such amount as the Company might decide. If you retire at age 55 or over, provided the Company has given its consent to your early retirement, or die before the end of the then current fiscal year, your bonus for the current year-to-date will be calculated to the nearest end of the month preceding or succeeding such event, using the formula above and adjusting for the partial year. The amount will be paid to you or to the legal representative of your estate.

    VI. If at any time during your continued employment, your responsibility, duties or title changes, this plan is subject to revision or termination by the Company at the time of the foregoing change.
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